Phoenix Investment Partners

                                                           DECEMBER 31, 1998

ABERDEEN

SEMIANNUAL REPORT

                                                           Phoenix-Aberdeen
                                                           Worldwide
                                                           Opportunities
                                                           Fund

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this report for the Phoenix-Aberdeen Worldwide Opportunities Fund for the six months ended December 31, 1998.

  The past six months were remarkably volatile for world financial markets, and 1999 has begun in similar fashion. The devaluation of the Brazilian currency has been the major occurrence so far this year, but we have also seen amazing volatility in U.S. stocks, particularly those related to the Internet. Meanwhile in Europe, the introduction of the euro has gotten off to a smooth start.

  During such market extremes, it is important to keep a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, your Fund managers discuss their investment strategy and provide their outlook for the next six months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-4361.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JANUARY 26, 1999

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH ONE OF THE FUND'S INVESTMENT TEAM MEMBERS, BEV HENDRY

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the six months ended December 31, 1998, Class A shares returned 4.02% and Class B shares returned 3.54% compared with a return of 6.79% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) World Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: The last six months was a period of amazing volatility in global markets. After European and U.S. markets had reached their peak in early July, markets worldwide tumbled on a flood of bad news. The initial catalyst for the dramatic downturn was the financial crisis in Russia, where the ruble collapsed. Nervousness spread to other markets, particularly Latin America where it was feared that Brazil was the next in line to devalue. All of the region's currencies came under intense pressure, interest rates soared, and equity markets plunged more the 50% in less than two months. Confirmation that Japan was suffering its worst economic slump since 1945 added to international market worries and hopes for a rebound in Asian markets. The crash of the Russian ruble and the severe downturn in worldwide markets also put many hedge funds in severe financial difficulties, and the announcement that U.S. hedge fund manager Long-Term Capital Management LP had been bailed out to the extent of $3.5 billion sent shock waves through the financial community.

    All this bad news completely wiped out the year-to-date gains for many markets, and by early October, markets had fallen to a one-year low. However, concerted worldwide action since that time has resulted in a dramatic recovery in worldwide markets as stocks rose on expectations that corporate profits would benefit from lower interest rates. Much of the credit must be given to the U.S. Federal Reserve, which cut interest rates, three times in seven weeks to ensure that the U.S. economy did not slide into recession. We have also seen cuts in European interest rates and the Japanese government announced a major package to stimulate its failing economy. Markets in Southeast Asia also showed signs of recovery with the perception that the worst is now over for that region. The successful completion of an International Monetary Fund (IMF) rescue package for Brazil also helped bolster world markets with a strong rebound for emerging markets that had been particularly badly affected by the late summer downturn.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN GLOBAL MARKET PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: In the second half of the year, we reduced our large overweighting to European equities. This area had resulted in substantial outperformance for the Fund, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in the United States, where we had been underweighted and Japan where the Fund had previously no holdings. This strategy has proved successful to date as, although both the European and Japanese markets have fallen since July, the Japanese yen has strengthened significantly, resulting in net dollar gains for our Japanese investments. In addition, the United States recovered strongly in the last quarter to reach a new high, with our technology holdings, such as Microsoft, IBM and Intel, performing particularly strongly.

Q: WHAT IS YOUR OUTLOOK FOR WORLDWIDE MARKETS?

A: While the manufacturing sector continues under pressure in most countries, consumer confidence is rebounding once again in a number of economies, suggesting still relatively buoyant consumer spending. Merger and acquisition activity, liquidity, momentum and a consumer-led domestic economy, which is so far proving more resilient than most commentators expected, have provided powerful supports for the U.S. market where the main indices are again reaching record highs. However, investors' desire to chase stocks ever higher may well cool, and we believe the chance of another sell-off in the first half of 1999 remains high, particularly if corporate earnings disappoint. The Federal Reserve decided to leave interest rates unchanged at their final meeting of the year, and it is unlikely, in our opinion, that we will see any further cuts in early 1999. Technology stocks, in particular, have seen recent sharp rises, and there are questions of whether we are witnessing structural or cyclical growth in the sector. We believe technology sector earnings could prove relatively immune to a downturn in the economic cycle; however, there is a danger from over optimism. Meanwhile, investors seem to be looking for sector confidence and appear prepared to accept high multiples in exchange for earnings certainty.

    The rally in the U.K. has returned it to a level that is above most revised expectations for this year and only around 10-12% below the more optimistic forecasts for next year. However, it is the excellent technical position that provides the strongest support together with the prospect of further monetary easing a certainty in the U.K. Economic growth forecasts, meanwhile, remain under pressure and will clearly impact further on earnings expectations. As with the U.K., continental Europe appears less at risk than the U.S. from a valuation perspective, even given the degree to which perceptions surrounding Europe's economic growth and earnings prospects have deteriorated since the tremendous rally earlier in the year. We believe additional rate cuts are on the agenda for early next year and should offset any concerns over the launch of the euro.

Q: DO YOU BELIEVE PROBLEMS IN SOUTHEAST ASIA AND OTHER EMERGING COUNTRIES ARE OVER NOW?

A: In the Far East, sentiment towards Japan is improving, with fund managers becoming increasingly nervous of their generally underweight positions in the stock market and currency. There is growing optimism about the economy and banking system following the government's recent measures, but this may be due more to the hope that this will prevent imminent freefall than belief that the plans solve Japan's structural problems. Further short-term support for the stock market may emerge from eventual agreement between the LDP and Liberals to suspend the sales tax. Elsewhere in Asia, currencies have stabilized and interest rates have fallen. A protracted recovery is likely, provided that there is no worsening of the U.S. and Japanese economies.

    Emerging markets outside Asia have also recovered strongly, and a pause now seems probable. In Latin America, the IMF restructure package has presented Brazil with the opportunity to resolve structural issues that have held the country back for some time.

    Overall, the scale of recent rallies suggests a period of consolidation is due. However, liquidity-driven rallies, in our opinion, tend to be stronger and continue longer than most people expect, and it would be no surprise to see markets squeezed higher over the short term. The U.S. will set the trends for other equity markets, and a soft landing, very low inflation, falling interest rates and steady earnings growth is a possibility. Add in excess liquidity and continuing merger and acquisition activity, and we think valuations could go even higher.

                                                                 JANUARY 5, 1999

Phoenix-Aberdeen Worldwide Opportunities Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Intel Corp.                                                   1.91%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    2.  International Business Machines Corp.                         1.61%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    3.  Microsoft Corp.                                               1.54%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    4.  AirTouch Communications, Inc.                                 1.52%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
    5.  Pfizer, Inc.                                                  1.41%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    6.  Novartis AG                                                   1.34%
        MANUFACTURES HEALTH-CARE PRODUCTS FOR WORLDWIDE DISTRIBUTION
    7.  Bristol-Myers Squibb Co.                                      1.25%
        COMPREHENSIVE HEALTH-CARE COMPANY
    8.  General Electric Co.                                          1.18%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    9.  Safeway, Inc.                                                 1.18%
        OPERATES A CHAIN OF FOOD AND DRUG STORES
   10.  Compuware Corp.                                               1.12%
        DEVELOPS AND MARKETS PROGRAMMING AND APPLICATION PRODUCTIVITY
        SOFTWARE

                        INVESTMENTS AT DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   SHARES         VALUE
                                                 ----------   -------------

COMMON STOCKS--45.0%

UNITED STATES--45.0%
AirTouch Communications, Inc.
(Telecommunications
(Cellular/Wireless))(b).............                 41,300   $   2,978,763
America Online, Inc. (Computers
(Software & Services))(b)...........                  5,800         928,000
American International Group, Inc.
(Insurance (Multi-Line))............                 11,650       1,125,681
Amoco Corp. (Oil (International
Integrated))........................                 26,200       1,581,825
Anheuser-Busch Companies, Inc.
(Beverages (Alcoholic)).............                 13,800         905,625
AT&T Corp. (Telecommunications (Long
Distance))..........................                 17,400       1,309,350
Bank One Corp. (Banks (Major
Regional))..........................                 15,742         803,826
BankAmerica Corp. (Banks (Money
Center))............................                 19,231       1,156,264
Baxter International, Inc. (Health
Care (Medical Products &
Supplies))..........................                 17,000       1,093,312
Becton, Dickinson and Co. (Health
Care (Medical Products &
Supplies))..........................                  8,500         362,844
BellSouth Corp. (Telephone).........                 21,000       1,047,375
BMC Software, Inc. (Computers
(Software & Services))(b)...........                 31,400       1,399,262
Borders Group, Inc. (Retail
(Specialty))(b).....................                 18,500         461,344
Bristol-Myers Squibb Co. (Health
Care (Diversified)).................                 18,300       2,448,769
Capital One Financial Corp.
(Consumer Finance)..................                  9,800       1,127,000
Cardinal Health, Inc. (Distributors
(Food & Health))....................                 17,850       1,354,369
Carnival Corp. (Lodging-Hotels).....                  9,900         475,200
CBS Corp. (Broadcasting (Television,
Radio & Cable)).....................                 13,700         448,675
Chancellor Media Corp. (Broadcasting
(Television, Radio & Cable))(b).....                 11,000         526,625

                                                   SHARES         VALUE
                                                 ----------   -------------
UNITED STATES--CONTINUED
Cisco Systems, Inc. (Computers
(Networking))(b)....................                 14,950   $   1,387,547
Citigroup, Inc. (Financial
(Diversified))......................                 26,200       1,296,900
Clear Channel Communications, Inc.
(Broadcasting (Television, Radio &
Cable))(b)..........................                  8,500         463,250
Clorox Co. (The) (Household Products
(Non-Durables)).....................                  2,900         338,756
Colgate-Palmolive Co. (Household
Products (Non-Durables))............                  4,400         408,650
Compuware Corp. (Computers (Software
& Services))(b).....................                 28,200       2,203,125
Conoco, Inc. (Oil (International
Integrated))(b).....................                 15,500         323,563
CVS Corp. (Retail (Drug Stores))....                 31,700       1,743,500
Edwards (J.D.) & Co. (Computers
(Software & Services))(b)...........                 10,900         309,287
EMC Corp. (Computers
(Peripherals))(b)...................                 17,200       1,462,000
Fox Entertainment Group, Inc. Class
A (Broadcasting (Television, Radio &
Cable))(b)..........................                 11,100         279,581
Freddie Mac (Financial
(Diversified))......................                 31,100       2,004,006
General Electric Co. (Electrical
Equipment)..........................                 22,800       2,327,025
Genzyme Corp. (Health Care (Medical
Products & Supplies))(b)............                  8,900         442,775
HBO & Co. (Computers (Software &
Services))..........................                 51,900       1,488,881
Halliburton Co. (Oil & Gas (Drilling
& Equipment)).......................                  5,900         174,787
Home Depot, Inc. (The) (Retail
(Building Supplies))................                 26,900       1,645,944
Intel Corp. (Electronics
(Semiconductors))...................                 31,600       3,746,575
International Business Machines
Corp. (Computers (Hardware))........                 17,100       3,159,225
Liberty Media Group Class A
(Broadcasting (Television, Radio &
Cable))(b)..........................                 24,300       1,119,319

                       See Notes to Financial Statements                       5

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                   SHARES         VALUE
                                                 ----------   -------------
UNITED STATES--CONTINUED
MCI WorldCom, Inc.
(Telecommunications (Long
Distance))(b).......................                 21,958   $   1,575,487
Medtronic, Inc. (Health Care
(Medical Products & Supplies))......                 19,400       1,440,450
Mellon Bank Corp. (Banks (Major
Regional))..........................                  9,300         639,375
Meyer (Fred), Inc. (Retail (Food
Chains))(b).........................                 26,900       1,596,625
Micron Technology, Inc. (Electronics
(Semiconductors))...................                 12,400         626,975
Microsoft Corp. (Computers (Software
& Services))(b).....................                 21,800       3,023,387
Morgan Stanley Dean Witter & Co.
(Financial (Diversified))...........                 14,900       1,057,900
Mylan Laboratories, Inc. (Health
Care (Diversified)).................                 17,800         560,700
Oracle Corp. (Computers (Software &
Services))(b).......................                 19,400         836,625
PepsiCo, Inc. (Beverages
(Non-Alcoholic))....................                 32,900       1,346,844
Pfizer, Inc. (Health Care
(Drugs-Major Pharmaceuticals))......                 22,100       2,772,169
Procter & Gamble Co. (The)
(Household Products
(Non-Durables)).....................                 12,600       1,150,537
ReliaStar Financial Corp. (Insurance
(Life/Health))......................                 11,900         548,887
Rite Aid Corp. (Retail (Drug
Stores))............................                 37,300       1,848,681
SBC Communications, Inc.
(Telephone).........................                 14,200         761,475
Safeway, Inc. (Retail (Food
Chains))(b).........................                 38,100       2,321,719
Schering-Plough Corp. (Health Care
(Drugs-Major Pharmaceuticals))......                 36,400       2,011,100
Schlumberger Ltd. (Oil & Gas
(Drilling & Equipment)).............                  3,800         175,275
ServiceMaster Co. (The) (Services
(Commercial & Consumer))............                 21,000         463,313
Staples, Inc. (Retail
(Specialty))(b).....................                 25,600       1,118,400
Sterling Commerce, Inc. (Computers
(Software & Services))(b)...........                 11,600         522,000
Tandy Corp. (Retail (Computers &
Electronics)).......................                  8,500         350,094
Tele-Communications, Inc. Class A
(Broadcasting (Television, Radio &
Cable))(b)..........................                 28,700       1,587,469
Tellabs, Inc. (Communications
Equipment)(b).......................                 10,200         699,337
Transocean Offshore, Inc. (Oil & Gas
(Drilling & Equipment)).............                  5,800         155,513
Tyco International Ltd.
(Manufacturing (Diversified)).......                 25,000       1,885,937
U.S. Bancorp (Banks (Major
Regional))..........................                 12,600         447,300
UNUM Corp. (Insurance
(Life/Health))......................                  9,400         548,725
USX-Marathon Group (Oil (Domestic
Integrated))........................                 54,700       1,647,838
Wal-Mart Stores, Inc. (Retail
(General Merchandise))..............                  8,400         684,075
Warner-Lambert Co. (Health Care
(Diversified))......................                 28,900       2,172,919
Waste Management, Inc. (Waste
Management).........................                 32,900       1,533,963

                                                   SHARES         VALUE
                                                 ----------   -------------
UNITED STATES--CONTINUED
Watson Pharmaceuticals, Inc. (Health
Care (Drugs-Major
Pharmaceuticals))(b)................                 17,300   $   1,087,738
Wells Fargo & Co. (Banks (Major
Regional))..........................                 35,300       1,409,794
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $70,921,061)                                    88,467,431
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--51.6%

ARGENTINA--0.2%
Banco Frances SA Sponsored ADR
(Banks (Major Regional))............                 10,000         207,500
Telecom Argentina SA Sponsored ADR
(Telephone).........................                 10,000         275,000
                                                              -------------
                                                                    482,500
                                                              -------------

AUSTRALIA--0.5%
Australian Gas Light Co. Ltd. (Oil
(International Integrated)).........                 75,000         540,709
QBE Insurance Group Ltd. (Insurance
(Multi-Line)).......................                125,000         517,524
                                                              -------------
                                                                  1,058,233
                                                              -------------

BRAZIL--0.5%
Tele Centro Sul Participacoes SA ADR
(Telephone)(b)......................                  6,500         271,781
Tele Norte Leste Participacoes SA
ADR (Telephone)(b)..................                 26,000         323,375
Tele Sudeste Celular Participacoes
SA ADR (Telecommunications
(Cellular/Wireless))................                 13,000         268,937
Telecomunicacoes Brasileiras SA
Sponsored ADR (Telephone)...........                  2,400         174,450
                                                              -------------
                                                                  1,038,543
                                                              -------------

DENMARK--0.3%
Tele Danmark A/S (Telecommunications
(Cellular/ Wireless))...............                  4,250         573,625

FINLAND--1.0%
Nokia Oyj Class A
(Telecommunications (Cellular/
Wireless))..........................                 10,000       1,224,500
Raisio Group PLC (Foods)............                 68,700         759,822
                                                              -------------
                                                                  1,984,322
                                                              -------------

FRANCE--4.8%
Alcatel (Telecommunications
(Cellular/Wireless))................                  5,300         648,978
Alstom (Machinery
(Diversified))(b)...................                 45,500       1,067,041
Axa (Insurance (Multi-Line))........                  9,400       1,363,048
Castorama Dubois (Retail (Building
Supplies))..........................                  1,800         410,848
Coflexip SA (Oil & Gas (Drilling &
Equipment)).........................                  5,800         393,519

6                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                   SHARES         VALUE
                                                 ----------   -------------
FRANCE--CONTINUED
Compagnie Financiere de Paribas
(Investment Banking/Brokerage)......                 11,200   $     973,833
Elf Aquitaine SA (Oil (International
Integrated))........................                  6,250         722,788
Galeries Lafayette (Retail
(Department Stores))................                    785         843,178
Groupe Danone (Foods)...............                  3,260         933,761
Pechiney SA Class A (Aluminum)......                  9,400         307,107
Pinault-Printemps-Redoute SA (Retail
(Department Stores))................                  3,300         630,933
Rhodia SA (Chemicals
(Specialty))(b).....................                 35,000         532,581
Total SA Class B (Oil (International
Integrated))........................                  6,450         653,543
                                                              -------------
                                                                  9,481,158
                                                              -------------

GERMANY--4.3%
Adidas-Salomon AG (Textiles
(Apparel))..........................                  4,450         483,603
Bayerische Motoren Werke AG
(Automobiles).......................                    920         714,227
Bayerische Motoren Werke AG New
(Automobiles)(b)....................                    360         266,944
DaimlerChrysler AG
(Automobiles)(b)....................                  9,045         893,356
Deutsche Bank AG (Banks (Money
Center))............................                 14,900         877,170
Hoechst AG (Chemicals)..............                 13,400         555,946
Mannesmann AG (Machinery
(Diversified))......................                 12,700       1,456,422
Metro AG (Retail (Department
Stores))............................                 17,060       1,362,325
Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Reinsurance))...........                  2,444       1,184,200
RWE AG (Oil (International
Integrated))........................                 13,900         761,549
                                                              -------------
                                                                  8,555,742
                                                              -------------

GREECE--0.3%
Alpha Credit Bank (Banks (Major
Regional))..........................                  5,000         521,708

HONG KONG--0.7%
Hongkong Electric Holdings Ltd.
(Electric Companies)................                250,000         758,356
Swire Pacific Ltd. Class B
(Diversified Miscellaneous).........              1,000,000         664,772
                                                              -------------
                                                                  1,423,128
                                                              -------------

HUNGARY--0.6%
Magyar Tavkozlesi Rt Sponsored ADR
(Telecommunications (Long
Distance))..........................                 36,600       1,091,138

INDIA--0.2%
Mahanagar Telephone Nigam Ltd. GDR
(Telephone).........................                 25,000         309,375

INDONESIA--0.2%
PT Indosat (Telecommunications
(Cellular/Wireless))................                135,000         177,033

                                                   SHARES         VALUE
                                                 ----------   -------------
INDONESIA--CONTINUED
PT Indosat ADR (Telecommunications
(Cellular/ Wireless))...............                 22,000   $     268,125
                                                              -------------
                                                                    445,158
                                                              -------------

IRELAND--0.4%
Elan Corp. PLC Sponsored ADR (Health
Care (Medical Products &
Supplies))(b).......................                 10,200         709,538

ISRAEL--0.3%
Koor Industries Ltd. (Telephone)....                  6,077         530,277

ITALY--2.7%
Istituto Bancario San Paolo di
Torino SPA (Banks (Money Center))...                 75,658       1,339,817
Mediolanum SPA (Insurance
(Life/Health))......................                168,750       1,253,682
Telecom Italia Mobile SPA
(Communications Equipment)..........                197,000       1,457,584
Telecom Italia SPA (Communications
Equipment)..........................                143,500       1,227,096
                                                              -------------
                                                                  5,278,179
                                                              -------------

JAPAN--7.5%
77 Bank (The) (Banks (Major
Regional))..........................                 74,000         741,334
Canon, Inc. (Office Equipment &
Supplies)...........................                 35,000         749,358
Dai Nippon Printing Co., Ltd.
(Specialty Printing)................                 49,000         782,807
Fuji Photo Film Co.
(Photography/Imaging)...............                 21,000         781,938
Hitachi Credit Corp. (Consumer
Finance)............................                 35,000         778,835
Ito-Yokado Co., Ltd. (Retail
(General Merchandise))..............                 15,000       1,050,563
Kao Corp. (Personal Care)...........                 35,000         791,247
Kawasumi Laboratories, Inc. (Health
Care (Medical Products &
Supplies))..........................                 38,000         747,895
Kirin Beverage Corp. (Beverages
(Non-Alcoholic))....................                 32,000         632,643
Mabuchi Motor Co., Ltd. (Electronics
(Component Distributors))...........                 12,000         920,240
Nippon COMSYS Corp. (Communications
Equipment)..........................                 57,000         777,710
Nippon Telegraph & Telephone Corp.
(Telephone).........................                    700         541,151
Rinnai Corp. (Building Materials)...                 42,000         735,767
Rohm Co., Ltd (Electronics
(Semiconductors))...................                  7,000         638,583
Sanwa Bank Ltd. (The) (Banks (Money
Center))............................                108,000         833,961
Secom Co., Ltd. (Services
(Commercial & Consumer))............                 11,000         912,793
Shin-Etsu Chemical Co., Ltd.
(Chemicals).........................                 30,000         723,426
Suzuki Motor Corp. (Automobiles)....                 65,000         772,186
Takeda Chemical Industries (Health
Care (Drugs-Major
Pharmaceuticals))...................                 20,000         771,300
                                                              -------------
                                                                 14,683,737
                                                              -------------

                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                   SHARES         VALUE
                                                 ----------   -------------
MALAYSIA--0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..........                100,000   $     239,035
Malaysian Oxygen Berhad
(Chemicals)(c)......................                 61,000          96,316
                                                              -------------
                                                                    335,351
                                                              -------------

MEXICO--1.0%
Cemex SA de C.V. Class B (Building
Materials)..........................                109,500         270,713
Cemex SA de C.V. CPO (Building
Materials)..........................                  3,285           7,025
Telefonos de Mexico SA Sponsored ADR
Class L (Telephone).................                 33,500       1,631,031
                                                              -------------
                                                                  1,908,769
                                                              -------------

NETHERLANDS--3.9%
AKZO Nobel NV (Chemicals)...........                 20,500         933,968
ASM Lithography Holding NV
(Electronics (Semiconductors))(b)...                 24,100         737,125
Fortis Amev NV (Insurance
(Multi-Line)).......................                 10,400         862,293
Getronics NV (Computers (Software &
Services))..........................                 22,800       1,129,874
Koninklijke Ahold NV (Foods)........                 28,400       1,050,243
Koninklijke KPN NV
(Telecommunications (Cellular/
Wireless))..........................                 14,000         701,242
Royal Dutch Petroleum Co. (Oil
(International Integrated)).........                 22,000       1,096,090
Veregnigde Nederlandse
Uitgerersbedrijven NV
(Publishing)........................                 28,500       1,075,202
                                                              -------------
                                                                  7,586,037
                                                              -------------

NEW ZEALAND--0.1%
Telecom Corporation of New Zealand
Ltd. (Telecommunications
(Cellular/Wireless))................                 50,000         217,906
PHILIPPINES--0.4%
Ayala Land, Inc. (Real Estate
Development)........................                500,000         141,392
Philippine Long Distance Telephone
Co. Sponsored ADR (Telephone).......                 22,000         570,625
                                                              -------------
                                                                    712,017
                                                              -------------

POLAND--0.3%
Elektrim Spolka Akcyjna SA
(Electrical Equipment)..............                 52,800         571,637

SINGAPORE--0.4%
Rothmans Industries Ltd.
(Tobacco)...........................                 75,000         450,011
United Overseas Bank Ltd. (Banks
(Money Center)).....................                 65,000         417,586
                                                              -------------
                                                                    867,597
                                                              -------------

                                                   SHARES         VALUE
                                                 ----------   -------------
SOUTH AFRICA--0.4%
Liberty Life Association of Africa
(Insurance (Life/ Health))..........                 26,000   $     358,004
South African Breweries Ltd.
(Beverages (Alcoholic)).............                 25,000         421,156
                                                              -------------
                                                                    779,160
                                                              -------------

SOUTH KOREA--0.1%
Pohang Iron & Steel Co. Ltd. (Iron &
Steel)..............................                  3,000         191,494

SPAIN--1.9%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks
(Major Regional))...................                 38,400         995,968
Banco Popular Espanol SA (Banks
(Major Regional))...................                 12,600         951,505
Banco Santander SA (Banks (Money
Center))............................                    926          18,430
Iberdrola SA (Electric Companies)...                 27,900         522,788
Telefonica SA (Telephone)...........                 28,918       1,287,818
                                                              -------------
                                                                  3,776,509
                                                              -------------

SWEDEN--2.4%
AssiDoman AB (Paper & Forest
Products)...........................                 31,000         489,542
Astra AB Class A (Health Care
(Drugs-Major Pharmaceuticals))......                 40,300         822,851
Forenings Sparbanken AB (Banks
(Major Regional))...................                 23,300         603,661
Mandamus AB (Real Estate
Development)(b).....................                  1,165           6,540
Skandia Forsakrings AB (Insurance
(Multi-Line)).......................                 70,200       1,073,932
Svenska Handlesbanken Class A (Banks
(Major Regional))...................                 17,100         721,507
Telefonaktiebolaget LM Ericsson
Class B (Telecommunications
(Cellular/Wireless))................                 21,400         509,553
Volvo AB Class B (Automobiles)......                 26,000         596,629
                                                              -------------
                                                                  4,824,215
                                                              -------------

SWITZERLAND--4.1%
Nestle AG (Foods)...................                    210         457,160
Novartis AG (Health Care
(Drugs-Major Pharmaceuticals))......                  1,340       2,634,185
Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))......                    120       1,464,310
Schweizerische
Lebensversicherungs-und
Rentenanstalt Bearer (Insurance
(Life/Health))......................                  1,120         831,756
Schweizerische
Rueckersicherungs-Gesellschaft
Registered Shares (Insurance
(Reinsurance))......................                    100         260,725
UBS AG (Banks (Money Center))(b)....                  3,100         952,471
Zurich Allied AG Registered Shares
(Insurance (Multi-Line))............                  1,980       1,466,101
                                                              -------------
                                                                  8,066,708
                                                              -------------

8                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                   SHARES         VALUE
                                                 ----------   -------------
TAIWAN--0.1%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..........................                 16,000   $     158,000

UNITED KINGDOM--11.8%
3i Group PLC (Investment
Banking/Brokerage)..................                 53,700         518,210
BG PLC (Oil & Gas (Exploration &
Production))........................                 65,000         410,150
Bank of Scotland (Banks (Money
Center))............................                 50,000         596,476
Barclays PLC (Banks (Money
Center))............................                 23,000         495,949
Bass PLC (Beverages (Alcoholic))....                 26,000         378,517
Berkeley Group PLC (The) (Real
Estate Development).................                 34,000         248,340
British Aerospace PLC
(Aerospace/Defense).................                 68,000         576,444
British Petroleum Co. PLC (Oil
(International Integrated)).........                 76,000       1,134,885
British Telecommunications PLC
(Telecommunications
(Cellular/Wireless))................                 76,000       1,145,001
Cable & Wireless PLC
(Telecommunications
(Cellular/Wireless))................                 68,000         836,098
Compass Group PLC (Foods)...........                 76,000         870,605
FirstGroup PLC
(Transportation-Services)...........                 57,000         377,926
GKN PLC (Auto Parts & Equipment)....                 37,000         490,949
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 47,500       1,634,361
Granada Group PLC (Leisure Time
(Products)).........................                 29,000         512,662
HSBC Holdings PLC (Banks (Money
Center))............................                 25,700         696,987
Kingfisher PLC (Retail (Department
Stores))............................                 62,500         676,443
Ladbroke Group PLC (Gaming, Lottery
& Parimutuel Companies).............                 75,000         301,358
Legal & General Group PLC (Insurance
(Life/ Health)).....................                 50,000         649,302
Lloyds TSB Group PLC (Banks (Money
Center))............................                 69,000         981,565
Logica PLC (Computers (Software &
Services))..........................                 78,000         678,086
National Westminster Bank PLC (Banks
(Money Center)).....................                 33,000         636,358
Norwich Union PLC (Insurance
(Life/Health))......................                 56,000         406,935
Reuters Holdings Group PLC (Services
(Commercial & Consumer))............                 44,000         461,940
Rio Tinto PLC (Metals Mining).......                 26,000         302,381
RMC Group PLC (Building
Materials)..........................                 32,000         436,584
Safeway PLC (Foods).................                 63,500         319,069
Schroders PLC (Banks (Money
Center))............................                 22,000         401,544
Shell Transport & Trading Co. PLC
(Oil (International Integrated))....                 87,000         534,495
Siebe PLC (Electrical Equipment)....                123,000         485,017
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 62,120         868,190

                                                   SHARES         VALUE
                                                 ----------   -------------
UNITED KINGDOM--CONTINUED
Southern Electric PLC (Electric
Companies)..........................                 45,000   $     508,752
Tesco PLC (Foods)...................                153,000         435,939
Thames Water PLC (Water
Utilities)..........................                 19,500         373,109
Unilever PLC (Consumer Products
(Miscellaneous))....................                 44,000         493,420
Vodafone Group PLC
(Telecommunications
(Cellular/Wireless))................                 62,500       1,014,924
Woolwich PLC (Banks (Major
Regional))..........................                 96,000         578,206
Zeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 16,300         709,732
                                                              -------------
                                                                 23,176,909
                                                              -------------
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $89,113,142)                                   101,338,670
---------------------------------------------------------------------------

RIGHTS--0.0%

SPAIN--0.0%
Telefonica SA Rights
(Telephone)(b)......................                 28,918          25,716
---------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                 25,716
---------------------------------------------------------------------------

WARRANTS--0.0%

GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance
(Reinsurance))(b)...................                     94           4,289
---------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                  4,289
---------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.2%

GERMANY--0.2%
SAP AG Vorzug Pfd. (Computers
(Software & Services))..............                    900         429,704
---------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $218,426)                                          429,704
---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.8%
(IDENTIFIED COST $160,252,629)                                  190,265,810
---------------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Worldwide Opportunities Fund

                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                      (Unaudited)   (000)         VALUE
                                      ---------  ----------   -------------

SHORT-TERM OBLIGATIONS--3.7%

COMMERCIAL PAPER--3.7%
American Home Products Corp. 5.25%,
1/4/99..............................       A-1      $     3,045   $   3,043,668
BellSouth Telecommunications, Inc
5.39%, 1/11/99......................       A-1+             380         379,431
Preferred Receivable Funding Corp.
5.6%, 1/12/99.......................       A-1            1,910       1,906,732
Corporate Receivables Corp. 5.58%,
1/19/99.............................       A-1+           1,950       1,944,559
                                                                  -------------
                                                                      7,274,390
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,274,390)                                          7,274,390
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $167,527,019)                                      197,540,200(a)
Cash and receivables, less liabilities--(0.5%)                         (987,881)
                                                                 --------------
NET ASSETS--100.0%                                               $  196,552,319
                                                                 --------------
                                                                 --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,532,679 and gross depreciation of $5,665,615 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $167,673,136.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

10                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense...................................        0.3%
Aluminum............................................        0.2
Auto Parts & Equipment..............................        0.3
Automobiles.........................................        1.7
Banks (Major Regional)..............................        4.5
Banks (Money Center)................................        4.9
Beverages (Alcoholic)...............................        1.0
Beverages (Non-Alcoholic)...........................        1.0
Broadcasting (Television, Radio & Cable)............        2.3
Building Materials..................................        0.8
Chemicals...........................................        1.2
Chemicals (Specialty)...............................        0.3
Communications Equipment............................        2.2
Computers (Hardware)................................        1.7
Computers (Networking)..............................        0.7
Computers (Peripherals).............................        0.8
Computers (Software & Services).....................        6.8
Consumer Finance....................................        1.0
Consumer Products (Miscellaneous)...................        0.3
Distributors (Food & Health)........................        0.7
Diversified Miscellaneous...........................        0.3
Electric Companies..................................        0.9
Electrical Equipment................................        1.8
Electronics (Component Distributors)................        0.5
Electronics (Semiconductors)........................        3.0
Financial (Diversified).............................        2.3
Foods...............................................        2.6
Gaming, Lottery & Parimutuel Companies..............        0.2
Health Care (Diversified)...........................        2.6
Health Care (Drugs - Major Pharmaceuticals).........        7.8
Health Care (Medical Products & Supplies)...........        2.5
Household Products (Non-Durables)...................        1.0
Insurance (Life/Health).............................        2.4
Insurance (Multi-Line)..............................        3.4
Insurance (Reinsurance).............................        0.8
Investment (Banking/Brokerage)......................        0.8%
Iron & Steel........................................        0.1
Leisure Time (Products).............................        0.3
Lodging-Hotels......................................        0.2
Machinery (Diversified).............................        1.3
Manufacturing (Diversified).........................        1.0
Metals Mining.......................................        0.2
Office Equipment & Supplies.........................        0.4
Oil & Gas (Drilling & Equipment)....................        0.5
Oil & Gas (Exploration & Production)................        0.2
Oil (Domestic Integrated)...........................        0.9
Oil (International Integrated)......................        3.8
Paper & Forest Products.............................        0.3
Personal Care.......................................        0.4
Photography/Imaging.................................        0.4
Publishing..........................................        0.6
Real Estate Development.............................        0.2
Retail (Building Supplies)..........................        1.1
Retail (Computers & Electronics)....................        0.2
Retail (Department Stores)..........................        1.8
Retail (Drug Stores)................................        1.9
Retail (Food Chains)................................        2.1
Retail (General Merchandise)........................        0.9
Retail (Specialty)..................................        0.8
Services (Commercial & Consumer)....................        1.0
Specialty Printing..................................        0.4
Telecommunications (Cellular/Wireless)..............        5.6
Telecommunications (Long Distance)..................        2.1
Telephone...........................................        4.0
Textiles (Apparel)..................................        0.3
Tobacco.............................................        0.2
Transportation-Services.............................        0.2
Waste Management....................................        0.8
Water Utilities.....................................        0.2
                                                            ---
                                                          100.0%
                                                            ---
                                                            ---

                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Worldwide Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $167,527,019)                              $  197,540,200
Cash                                                                   2,012
Foreign currency at value (Identified cost $34)                           29
Receivables
  Investment securities sold                                         617,995
  Fund shares sold                                                   410,267
  Tax reclaim                                                        118,021
  Dividends and interest                                             112,360
Prepaid expenses                                                       3,608
                                                              --------------
    Total assets                                                 198,804,492
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            569,789
  Investment securities purchased                                  1,285,541
  Investment advisory fee                                            120,237
  Transfer agent fee                                                  80,877
  Distribution fee                                                    46,667
  Financial agent fee                                                 13,487
  Trustees' fee                                                        7,155
Accrued expenses                                                     128,420
                                                              --------------
    Total liabilities                                              2,252,173
                                                              --------------
NET ASSETS                                                    $  196,552,319
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  163,537,709
Undistributed net investment loss                                   (763,408)
Accumulated net realized gain                                      3,757,289
Net unrealized appreciation                                       30,020,729
                                                              --------------
NET ASSETS                                                    $  196,552,319
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $185,663,016)               17,777,195
Net asset value per share                                             $10.44
Offering price per share $10.44/(1-4.75%)                             $10.96
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,772,446)                 1,075,772
Net asset value and offering price per share                          $10.01
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $116,857)                       11,663
Net asset value and offering price per share                          $10.02

                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      757,823
Interest                                                             311,224
Foreign taxes withheld                                               (51,885)
                                                              --------------
    Total investment income                                        1,017,162
                                                              --------------
EXPENSES
Investment advisory fee                                              693,716
Distribution fee--Class A                                            218,470
Distribution fee--Class B                                             51,029
Distribution fee--Class C                                                 44
Financial agent fee                                                   87,352
Transfer agent                                                       159,720
Custodian                                                             72,967
Professional                                                          29,503
Registration                                                          12,381
Trustees                                                              10,792
Printing                                                              10,014
Miscellaneous                                                         14,168
                                                              --------------
    Total expenses                                                 1,360,156
                                                              --------------
NET INVESTMENT LOSS                                                 (342,994)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   29,004,321
Net realized gain on foreign currency transactions                    50,183
Net change in unrealized appreciation (depreciation) on
  investments                                                    (21,495,621)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                   9,794
                                                              --------------
NET GAIN ON INVESTMENTS                                            7,568,677
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    7,225,683
                                                              --------------
                                                              --------------

12                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended
                                          December 31, 1998      Year Ended
                                             (Unaudited)       June 30, 1998
                                          ------------------   --------------
FROM OPERATIONS
  Net investment income (loss)               $   (342,994)      $     281,863
  Net realized gain (loss)                     29,054,504          15,873,450
  Net change in unrealized appreciation
    (depreciation)                            (21,485,827)         31,295,703
                                          ------------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  7,225,683          47,451,016
                                          ------------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                       --          (1,559,972)
  Net investment income--Class B                       --             (82,470)
  Net investment income--Class C                       --                  --
  Net realized gains--Class A                 (34,904,401)        (16,213,603)
  Net realized gains--Class B                  (2,069,961)           (923,384)
  Net realized gains--Class C                     (20,465)                 --
  In excess of net investment
    income--Class A                                    --            (334,226)
  In excess of net investment
    income--Class B                                    --             (17,669)
  In excess of net investment
    income--Class C                                    --                  --
                                          ------------------   --------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (36,994,827)        (19,131,324)
                                          ------------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,844,139 and 1,700,588 shares,
    respectively)                              44,467,004          19,328,353
  Net asset value of shares issued from
    reinvestment of distributions
    (3,086,327 and 1,716,156 shares,
    respectively)                              31,171,910          16,423,613
  Cost of shares repurchased (3,921,559
    and 2,883,240 shares, respectively)       (45,183,432)        (32,460,031)
                                          ------------------   --------------
Total                                          30,455,482           3,291,935
                                          ------------------   --------------
CLASS B
  Proceeds from sales of shares (287,212
    and 234,656 shares, respectively)           3,235,537           2,624,751
  Net asset value of shares issued from
    reinvestment of distributions
    (177,840 and 100,820 shares,
    respectively)                               1,723,276             939,638
  Cost of shares repurchased (291,189
    and 232,300 shares, respectively)          (3,265,894)         (2,549,881)
                                          ------------------   --------------
Total                                           1,692,919           1,014,508
                                          ------------------   --------------
CLASS C
  Proceeds from sales of shares (9,551
    and 0 shares, respectively )                  109,246                  --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,112 and 0 shares, respectively)             20,465                  --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                  --
                                          ------------------   --------------
Total                                             129,711                  --
                                          ------------------   --------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               32,278,112           4,306,443
                                          ------------------   --------------
  NET INCREASE IN NET ASSETS                    2,508,968          32,626,135
                                          ------------------   --------------
NET ASSETS
  Beginning of period                         194,043,351         161,417,216
                                          ------------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT LOSS OF ($763,408)
    AND ($420,414), RESPECTIVELY)            $196,552,319       $ 194,043,351
                                          ------------------   --------------
                                          ------------------   --------------

                       See Notes to Financial Statements                      13

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS A
                                       ----------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                                YEAR ENDED JUNE 30
                                        12/31/98     --------------------------------------------------------------------
                                       (UNAUDITED)         1998          1997          1996            1995          1994
                                       ----------
Net asset value, beginning of period   $    12.40    $    10.75    $    10.29    $     9.04      $    10.17    $     8.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                 --          0.02          0.03(1)      (0.02)(1)        0.01(1)       0.01
  Net realized and unrealized gain           0.42          2.97          1.25          1.87            0.56          2.19
                                            -----         -----         -----         -----           -----         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.42          2.99          1.28          1.85            0.57          2.20
                                            -----         -----         -----         -----           -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     --         (0.13)        (0.04)           --              --         (0.03)
  Dividends from net realized gains         (2.38)        (1.20)        (0.78)        (0.60)          (1.37)           --
  In excess of net investment income           --         (0.01)           --            --              --            --
  In excess of net realized gains              --            --            --            --           (0.33)           --
                                            -----         -----         -----         -----           -----         -----
      TOTAL DISTRIBUTIONS                   (2.38)        (1.34)        (0.82)        (0.60)          (1.70)        (0.03)
                                            -----         -----         -----         -----           -----         -----
Change in net asset value                   (1.96)         1.65          0.46          1.25           (1.13)         2.17
                                            -----         -----         -----         -----           -----         -----
NET ASSET VALUE, END OF PERIOD         $    10.44    $    12.40    $    10.75    $    10.29      $     9.04    $    10.17
                                            -----         -----         -----         -----           -----         -----
                                            -----         -----         -----         -----           -----         -----
Total return(2)                              4.02%(3)      31.45%       13.40%        21.39%           6.53%        27.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $185,663      $183,188      $153,005      $146,052        $126,481      $118,707

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.43%(4)       1.42%        1.53%         1.60%           1.80%         1.50%
  Net investment income (loss)              (0.33)%(4)       0.21%       0.34%        (0.19)%          0.16%         0.09%
Portfolio turnover                             83%(3)        156%         234%          245%            277%          259%

                                                                                                                    CLASS C
                                                                                                                   ----------
                                                                      CLASS B                                         FROM
                                       ----------------------------------------------------------------------      INCEPTION
                                       SIX MONTHS                                                     FROM          12/16/98
                                         ENDED                  YEAR ENDED JUNE 30                 INCEPTION           TO
                                        12/31/98     ----------------------------------------      7/15/94 TO       12/31/98
                                       (UNAUDITED)         1998          1997            1996       06/30/95       (UNAUDITED)
                                       ----------                                                                  ----------
Net asset value, beginning of period   $    12.04    $    10.53    $    10.14      $     8.98      $    10.40      $    11.62
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)              (0.05)        (0.06)        (0.03)(1)       (0.08)(1)       (0.02)(1)          --
  Net realized and unrealized gain           0.40          2.90          1.21            1.84            0.30            0.78
                                            -----         -----         -----           -----           -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.35          2.84          1.18            1.76            0.28            0.78
                                            -----         -----         -----           -----           -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     --         (0.11)        (0.01)             --              --              --
  Dividends from net realized gains         (2.38)        (1.20)        (0.78)          (0.60)          (1.37)          (2.38)
  In excess of net investment income           --         (0.02)           --              --              --              --
  In excess of net realized gains              --            --            --              --           (0.33)             --
                                            -----         -----         -----           -----           -----           -----
      TOTAL DISTRIBUTIONS                   (2.38)        (1.33)        (0.79)          (0.60)          (1.70)          (2.38)
                                            -----         -----         -----           -----           -----           -----
Change in net asset value                   (2.03)         1.51          0.39            1.16           (1.42)          (1.60)
                                            -----         -----         -----           -----           -----           -----
NET ASSET VALUE, END OF PERIOD         $    10.01    $    12.04    $    10.53      $    10.14      $     8.98      $    10.02
                                            -----         -----         -----           -----           -----           -----
                                            -----         -----         -----           -----           -----           -----
Total return(2)                              3.54%(3)      30.61%       12.46%          20.50%           3.54%(3)        7.39%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                           $10,772       $10,855        $8,412          $5,709          $2,849            $117

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.18%(4)       2.17%        2.29%           2.34%           2.61%(4)        1.91%(4)
  Net investment income (loss)              (1.08)%(4)      (0.54)%      (0.35)%        (0.86)%         (0.33)%(4)      (0.84)%(4)
Portfolio turnover                             83%(3)        156%         234%            245%            277%             83%(3)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

14
                       See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Aberdeen Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED) (CONTINUED)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for their services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

  Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadviser to the Phoenix-Aberdeen Worldwide Opportunities Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen Worldwide Opportunities Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $5,438 for Class A shares and deferred sales charges of $19,588 for Class B shares for the six months ended December 31, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the six months ended December 31, 1998, approximately $105,246 was retained by the Distributor, $157,466 was paid to unaffiliated participants and $6,831 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended December 31, 1998, transfer agent fees were $159,720 of which PEPCO retained $58,360 which is net of the fees paid to State Street.

  At December 31, 1998, PHL and affiliates held 241 Class A shares and 2 Class B shares of the Fund with a combined value of $2,534.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 aggregated $143,043,602 and $152,828,833 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

    This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix-Aberdeen Worldwide Opportunities Fund was held on October 27, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Aberdeen Fund Managers, Inc.

On the record date for this meeting there were 8,573,602 shares outstanding and 55.06% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               7,795,689     301,860     476,053

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

HOW TO CONTACT US

Toll-Free Numbers
The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                            PRSRT STD
PO Box 2200                                                   U.S. Postage
Enfield CT 06083-2200                                             PAID
                                                             Springfield, MA
[LOGO] PHOENIX                                                Permit No. 444
       INVESTMENT PARTNERS


                                                              PXP 682 (2/99)